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                                                                   EXHIBIT 10.54





                          HORIZON EXPLORATION LIMITED
                              WAREHOUSE, KENT, UK
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                            DATED 12TH DECEMBER 1995





                            NEWINGTON BRICKS LIMITED


                                    - and -


                          HORIZON EXPLORATION LIMITED





                                   L E A S E

                                       of
                                   Units G5/6
                                off London Road
                                   Newington
                                 Sittingbourne
                                      Kent





                                Coole & Haddock
                                   14 Carfax
                                    Horsham
                                  West Sussex
                                    RH12 1DZ
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THIS LEASE made the 12th day of December One thousand nine hundred and ninety-five BETWEEN NEWINGTON BRICKS LIMITED whose registered office is at London Road Newington Kent ME9 7NU (hereinafter called "the Landlord") which expression shall where the context so admits include the person and/or Company for the time being entitled to the reversion immediately expectant on the determination of the term hereby created of the first part and HORIZON EXPLORATION LIMITED whose registered office is at 6 Pembroke Road Sevenoaks in the County of Kent TN13 1XR (hereinafter called "the Tenant" which expression shall where the context so admits include its successors in title) of the other part WITNESSETH as follows:-

1. IN consideration of the rent hereinafter reserved and of the covenants on the part of the Tenant hereinafter contained the Landlord hereby demises unto the Tenant ALL THAT land and buildings situate and known as Units G5/6 (hereinafter called "the Demised Premises") on part of the Landlord's estate (hereinafter called "the Estate") situate off London Road Newington Sittingbourne in the County of Kent such land and buildings for the purpose of identification only shown on the plan attached hereto and thereon coloured red TOGETHER WITH

(a) (subject to the proviso hereinafter contained) a right of way (in common with all others entitled to the like right) and at all times (subject as hereinafter provided) and for all purposes with or without motor vehicles to pass and repass over and along the roadway which is coloured blue on the said plan and giving access to and egress from the Demised Premises to the point where such roadway joins with the public highway PROVIDED THAT and it is hereby declared that access to the Demised Premises outside normal working hours of 6 a.m. to 6 p.m. Monday to Friday and at 6 a.m. to 1 p.m. Saturdays excluding Bank and Public Holidays shall only be permitted by entry to the site via the
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         Landlord's security barrier in accordance with such instructions to operate the security barrier as may be issued from time to time by the Landlord or their duly authorised Agents Individual security code numbers shall be issued when the Landlord considers apposite giving unto the Tenant not less than 24 hours notice of any change of its security number unless in cases of emergency when no notice shall be given such number to be kept private and confidential by the Tenant who shall not communicate it without the Landlord's consent AND ALSO PROVIDED THAT the Tenant's employees and accredited agents shall not leave any vehicles on the site access road particularly (but not exclusively) in the vicinity of the security barrier and the A2 trunk road

(b) a right to the free and uninterrupted passage and running (subject to temporary interruption for repair alteration or replacement) of water soil gas electricity telephone and other services by and through the sewers drains septic tanks pipes cables apparatus and wires serving the Demised Premises now or hereafter to be constructed within eighty years from the date hereof (and which shall be the perpetuity period for the purpose of this demise) in under or belonging to the land included in the Estate together with full liberty and power at all times (but on reasonable notice except in the case of emergency) for the Tenant with or without workmen or others together where necessary with appliances to enter upon the Estate to inspect construct maintain repair amend or renew the same doing no unnecessary damage by the exercise of this right and forthwith making good any damage thereby occasioned

(c) subject to the proviso hereinafter contained pedestrian access to the Demised Premises at all times provided that the Tenant its employees and accredited agents with its licence





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         shall conduct himself/themselves in a quiet and peaceful manner at all times so that no disturbance or nuisance is caused

(d) the right of support and protection for the benefit of the Demised Premises as is now enjoyed from all other parts of the building of which the Demised Premises form part (hereinafter called "the Building")

(e) a right of way on foot only for the Tenant its employees and accredited agents over the land coloured orange on the plan annexed hereto for access to and egress from the Landlord's toilet block (and the reasonable use thereof) coloured green on the said plan

(f) The right to park three motor cars in the car parking area within the Estate to be designated by the Landlord from time to time

EXCEPTING AND RESERVING unto the Landlord:-

(A) The free and uninterrupted passage and running of water soil gas electricity telephone and other services to and from the other parts of the Estate and the Adjoining Property (which shall mean any neighbouring or adjoining land or premises in which the Landlord or a group Company has a freehold or leasehold interest or in which during the Term the Landlord or a group Company shall have acquired a freehold or leasehold interest) over through and along the sewers drains pipes wires cables which now are or may hereafter during the term hereby granted be in under or upon the Demised Premises with a right for the Landlord to enter upon the Demised Premises at any time upon reasonable notice (except in the case of emergency) for the purpose of repairing cleansing maintaining and renewing the said sewers drains pipes wires and cables subject to the Landlord making





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         good all damage caused by such entry as soon as reasonably practicable except in so far as such entry may be necessitated by any act or default of the Tenant

(B) The right to erect scaffolding for the purpose of inspecting repairing or cleaning the Building or any other Buildings now or after the date of this Lease during the Term on the Estate and the Adjoining Property (hereinafter called "the Other Buildings") Provided that there shall not be erected any scaffolding or other structures in such a position so as to prevent access to the Demised Premises and that any disruption to use and enjoyment is kept to a minimum

(C) The right to construct and to maintain in or under or over the Demised Premises at any time during the Term any pipes (meaning any pipes sewers drains mains ducts conduits gutters water courses wires cables channels flues and all other conducting media and including any fixings louvres cowls and any other ancillary apparatus)

(D) The right at any time during the term or at reasonable times and upon reasonable notice except in cases of emergency to enter (or in case of emergency to break and enter) the Demised Premises

         (a)     to inspect the condition and state of repair of the Demised
                 Premises

         (b) to inspect cleanse connect to repair remove replace with others alter and execute any works whatever to or in connection with the pipes easements or services referred to

         (c) to view the state and condition of and repair and maintain the building of which the Demised Premises forms part ("the Building") and the Other Buildings (being





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                 any other buildings on the Estate) where such viewing or work would not otherwise be practicable

         (d) to carry out work or do anything whatever comprised within the Landlord's obligations of this Lease

         (e) to take schedules of inventories fixtures and the items to be yielded up on the expiry of the Term

         (f) to exercise any of the rights granted to the Landlord by this Lease

(E) The right with the Landlord's Surveyor and anyone else authorised by the Landlord for all purposes in connection with the rent review provisions hereinafter contained or the Landlord and Tenant Act 1954 including any statutory extension or modification or amendment or restraint of such statute and any regulations and orders made under such statute at any time to enter and inspect the Demised Premises

(F) The rights of light and support shelter protection and all other easements and rights now or after the date of this Lease belonging to or enjoyed by other parts of the Building the Other Buildings and the Adjoining Property (being any land owned by the Landlord adjacent to the Estate)

(G)      Full right and liberty at any time after the date of this Lease

         (a) to either raise the height of or rebuild the other parts of the Building any of the Other Buildings or any building on the Adjoining Property

         (b) to erect any new buildings of any height on the Estate or on the Adjoining Property in such manner as it shall think fit notwithstanding the fact that the same may obstruct affect or interfere with the amenity of or access to the Demised





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                Premises or the passage of light and air to the Demised Premises but not so as to restrict access

TO HOLD the same unto the Tenant for the term of four years from the 12th day of December 1995 (hereinbefore and hereinafter called the Term) PAYING THEREFOR unto the Landlord:-

(1) During the Term the yearly rent of SEVEN THOUSAND TWO HUNDRED POUNDS (L.7,200.00) and Value Added Tax to be payable by the Tenant by equal quarterly payments in advance on the first day of the months of January April July and October in every year without deduction the first payment to be made on the signing hereof

(2) By way of further additional rent on the dates as set out in (1) above following demand the cost incurred by the Landlord in insuring the Demised Premises in the full reinstatement value thereof together with professional fees and loss of rent for at least two years against fire storm damage impact with vehicles site and debris clearance and other such risks as may be determined at the Landlord's absolute discretion including third party liability of the Landlord ("the Insured Risks")

PROVIDED ALWAYS that the Tenant shall not be entitled to any right of access of light or air to the Demised Premises which would restrict or interfere with the free user of the other land on the Estate or the Adjoining Property for building or any other purpose

2.       THE Tenant hereby covenants with the Landlord as follows:-

(1) To pay the said rents hereinbefore reserved to the Landlord at the time and in manner aforesaid clear of all deductions

(2) To pay all rates taxes charges assessments outgoings and impositions whatsoever which now are or shall at any time hereafter during the Term be charged assessed or imposed





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         upon or in respect of the Demised Premises or any part thereof or on the Landlord or Tenant in respect thereof and all payments for water supplied to the Demised Premises by the Landlord in accordance with the provisions of Clause 4(3) hereof

(3) To pay in addition to the rents and other sums hereby reserved and otherwise made payable under this Lease to the Landlord Value Added Tax at the standard or other appropriate rate (if applicable) in respect of all supplies made or deemed to be made by the Landlord to the Tenant pursuant to this Lease or in respect of the Demised Premises whether such supply is taxable because of an election made by the Landlord (whether under Paragraph 2 of Schedule 6 (A) to the Value Added Tax Act 1983) or otherwise or for any other reason

"Value Added Tax" means Value Added Tax as provided for in the Value Added Tax Act 1983 and legislation (delegated or otherwise) supplemental thereto and any similar tax replacing or introduced in addition to the same

(4)      (a)     At all times to keep the exterior and interior of the Demised
         Premises and all additions thereto and the appurtenances thereof including the roof and walls and the passages doors plate glass and other windows fixtures fittings fastenings wires waste water drain and other pipes and sanitary and water apparatus therein and the painting papering and decoration thereof in good and substantial repair and condition throughout the Term (damage by Insured Risks and such other risk against which the Landlord shall have insured save where the insurance moneys shall be irrecoverable in consequence of any act or default of the Tenant only excepted) and to renew and replace from time to time all Landlord's fixtures and fittings as set out in the First Schedule hereto and appurtenances





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         in the Demised Premises which may become or be beyond repair at any time during or at the expiration or sooner determination of the Term And without prejudice to the generality of the foregoing covenants (i) to clean the interior and exterior of all plate glass and other windows in the Demised Premises at least once in every month (ii) generally to keep any forecourt yard or other open areas in a clean and tidy condition (iii) at the Tenant's sole expense to clear and unblock the drains and sanitary apparatus exclusively serving the Demised Premises unless (but only in the case where the same are used in common by neighbouring tenants of the Landlord) stoppage thereof has not been occasioned by any act or default on his part or on the part of his servants invitees or licensees PROVIDED THAT nothing herein contained shall require the Tenant to put the Demised Premises into any better condition than that in which they are at the date hereof (as evidenced by the Schedule of Condition annexed hereto) save for where repairs or renewals are undertaken and the proviso shall not relate to decoration

         (b) In the last year of the Term (howsoever determined) to paint in a proper and workmanlike manner all inside wood and iron work and other parts heretofore or usually painted of the Demised Premises with two coats at least of good and suitable quality paint (as shall first be approved by the Landlord as to both quality and colour (such approval not to be unreasonably withheld or delayed)) and also with every such internal painting to wash stop whiten emulsion grain varnish colour paper and otherwise decorate in manner aforesaid all such internal parts of the Demised Premises that have been or ought properly to be so treated (the colours and patterns of all such works first to be approved by the Landlord (such





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                 approval not to be unreasonably withheld or delayed)) And also in the last year of the Term (howsoever determined) to paint with three coats at least of good and suitable quality paint (as shall first be approved by the Landlord as to both quality and colour (such approval not to be unreasonably withheld or delayed)) in a proper and workmanlike manner all outside parts of the Demised Premises heretofore or usually painted and any additions thereto and with every such external painting to point grain varnish creosote and restore all outside brick cement wood iron and rough-cast work

         (c) To pay a fair proportion to be determined by the Surveyor for the time being of the Landlord whose determination shall be binding upon the Tenant of the expenses payable in respect of constructing repairing rebuilding maintaining and cleansing all party walls party fences party staircases and all such other appurtenances whatsoever the use of which is common to the Demised Premises and to the Building or to any other premises

(5) To permit the Landlord or the Landlord's duly authorised agents at all reasonable times during the Term with or without workmen or others upon giving one week's previous notice to enter upon the Demised Premises or any part thereof to view the state of repair and condition thereof and to give or leave on the Demised Premises notice in writing addressed to the Tenant of all defects and wants of reparation then and there found and the Tenant shall within a period of three calendar months after such notice or sooner if requisite repair and make good the same according to such notice and the covenant in that behalf hereinbefore contained and if the Tenant shall fail so to do the Tenant shall permit





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         the Landlord to enter upon the Demised Premises for the purpose of carrying out such repairs and the cost thereof shall be repaid by the Tenant to the Landlord

(6) To permit the Landlord or the Landlord's duly authorised agents with or without workmen or others at all reasonable times during the Term to enter upon the Demised Premises or any part thereof for the purposes of carrying out repairs to the other parts of the Estate and the Adjoining Property making good all damage to the Demised Premises caused thereby PROVIDED that except in case of emergency the Landlord shall give not less than forty eight hours notice of his intention to exercise this right

(7) Not at any time during the Term without the consent in writing of the Landlord such consent not to be unreasonably withheld to make any alterations or additions to the Demised Premises or any part thereof and in any event not to affix any machinery or addition to the walls or roof thereof

(8) Not to use or permit to be used that part of the Demised Premises coloured red on the said plan for the purpose other than storage or workshop together with ancillary offices but excluding any trade associated directly or indirectly with motor vehicles or recovery of waste products or scrap metal

(9) Not to do or permit or suffer to be done anything whereby the policy or policies of insurance on the Demised Premises or on any building or part of a building or the contents thereof adjoining or near the Demised Premises against the risks included in such policy or policies of insurance may become void or voidable or whereby the rate of premium quoted by a tariff insurance company in London may be increased to a rate higher than usually charged in respect of the trade carried on in such adjoining or





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         neighbouring buildings and to repay to the Landlord all sums paid by way of increased premium and all expenses incurred by it in or about the renewal of any such policy or policies rendered necessary by a breach of this covenant and all such payments shall be added to the rents hereinbefore reserved and be recoverable as rent

(10) In the event of the Demised Premises or the Estate or the Adjoining Property or any part thereof being damaged or destroyed by fire or any other of the insured risks at any time during the Term and the insurance moneys under any policy of insurance effected thereon by the Landlord being wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant the Tenant will forthwith (in addition to the said rents) pay to the Landlord the whole or (as the case may be) a fair proportion of the cost of rebuilding and reinstating the same any dispute as to the proportion to be so contributed by the Tenant to be referred to arbitration in accordance with the provisions of the Arbitration Act 1950 or any statutory modification or re-enactment thereof for the time being in force

(11) To comply at all times during the Term with all statutory and other requirements for ensuring the health and safety and welfare of the persons using or employed in or about the Demised Premises or any part thereof

(12) Not to use or permit or suffer to be used the Demised Premises or any part thereof for any illegal or immoral purpose and not to do or cause or permit or suffer to be done on the Demised Premises or any part thereof anything which may be or become a nuisance or annoyance or which may cause damage to the Landlord or to the occupiers for the time





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         being of any other part of the Estate and in particular not to use any fireplace or furnace for burning any refuse or to emit any smoke or noxious fumes

(13) Throughout the Term so far as in him lies to preserve unobstructed and undefeated all rights of light and other easements appertaining to the Demised Premises in any way and at all times to afford to the Landlord such facilities and assistance as may enable the Landlord to prevent the acquisition by anyone of any right of light or other easement over the Demised Premises or any part thereof

(14) Not to erect or display or permit to be erected or displayed without the consent in writing of the Landlord (such consent not to be unreasonably withheld and delayed) any advertisements hoardings or notices (whether illuminated or otherwise) upon the exterior of the Demised Premises or any part thereof or upon any interior part of the Demised Premises which shall be visible from the exterior thereof

(15) Not to underlet or otherwise part with the possession of the Demised Premises or any part thereof except by way of assignment in accordance with the next succeeding sub-clause

(16)     (a)     Not to assign the Demised Premises during the Term other than in their entirety and in any event not to assign the same without the consent in writing of the Landlord and the Local
                 Planning Authority first had and obtained (such consent not to be unreasonably withheld or delayed by the Landlord) and within one calendar month after any assignment whatsoever
                 (otherwise than by way of mortgage) to give to the Landlord notice thereof in writing containing the name and address of the assignee or assignees and to produce to the Landlord the





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                 instrument of assignment and pay a registration fee of not less than Ten pounds plus value added tax

         (b) The Landlord shall not be required to consent to an assignment to a private limited company unless the director or directors of such company being respectable and responsible persons proved to be such by the Tenant join in the licence to assign or the assignment as sureties for such a company and jointly and severally covenant with the Landlord to pay the rent hereby reserved and any damages and costs properly accruing to the Landlord by reason of the failure of such company to observe and perform the covenants on the part of the Tenant and conditions herein contained and such further covenants as the Landlord may reasonably require

(17) During the last six months of the Term to permit the Landlord to affix to any part of the Demised Premises and thereto retain without interference to the Tenant's business or use of the Demised Premises a notice that the same are to let and to permit all persons bearing written authority from the Landlord to enter upon the Demised Premises to inspect the same at all reasonable times of the day and by appointment

(18) Not in any way to obscure or permit to be obscured the windows of the Demised Premises

(19) Not at any time during the Term to cause any damage to or obstruction in such parts of the Estate as are used by the Tenant in common with the Landlord or any other persons similarly entitled and in particular but without prejudice to the generality of the foregoing





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         provision to make adequate arrangements for the frequent removal from the Estate of all trade refuse

(20) At all times during the Term to comply with the rules and regulations for the efficient running of the Estate as are specified in the Third Schedule hereto PROVIDED ALWAYS that the Landlord shall have the right to revise and extend such rules and regulations from time to time as may reasonably be required on giving to the Tenant four weeks prior written notice of its intention to do so

(21) To pay all proper and reasonable expenses (including Solicitors' costs and Surveyors' fees) incurred by the Landlord incidental to the preparation and service of a notice under Section 146 of the Law of Property Act 1925 notwithstanding forfeiture is avoided otherwise than by relief granted by the Court

(22) To keep the Demised Premises sufficiently supplied and equipped with fire fighting and extinguishing appliances as reasonably required from time to time by the authorities concerned which shall be open to inspection and maintained to the reasonable satisfaction of the Landlord and also not to obstruct or permit or suffer to be obstructed the access to or means of working such apparatus and appliances or the means of escape from the Demised Premises or the Estate

(23) To pay the proper and reasonable legal costs incurred by the Landlord and of any renewal or extension hereof and of any licence or consent required hereunder and to pay the Stamp duty thereon





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(24)     At the end or sooner determination of the Term to yield up the Demised
         Premises to the Landlord in the state of repair in which they ought to be having regard to the provisions hereinbefore contained

(25) Not without the previous written consent of the Landlord (such consent not to be unreasonably withheld or delayed) to make any application under the Town and Country Planning Acts for any permission or consents thereunder in respect of the Demised Premises

(26) Within seven days of receipt of notice of the same to give full particulars to the Landlord of any permission notice order or proposal for a notice or order made or given or issued to the Tenant by any Government Department Local or Public Authority under or by virtue of any statutory powers and if so required by the Landlord to produce such permission notice order or proposal for a notice or order to the Landlord and also without delay to take all reasonable or necessary steps to comply with any such notice or order and also at the request of the Landlord to make or join with the Landlord and any other persons for the time being interested in the Demised Premises in making such objections or representations against or in respect of any such notice order or proposal as aforesaid as the Landlord shall deem expedient

(27) In case any dispute shall arise between the Tenant and the tenants or occupiers or owners of any neighbouring premises the Landlord if it shall think fit shall determine any such dispute on the part of the Tenant in such manner as the Landlord shall think reasonable and shall by writing under its hand order and the Tenant will submit to and abide by every such determination





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(28)     Not to keep or permit to be kept or deposit for sale or otherwise in or upon the Demised Premises any goods of a dangerous hazardous or especially combustible nature nor any materials of any nature the keeping of which may contravene any statute or local regulation or bye-law or constitute a nuisance or annoyance to the owners or occupiers of adjoining or neighbouring property nor without prejudice to the generality of the foregoing to erect any stove fire engine flue or chimney whatever without the written consent of the Landlord and in the event of the Demised Premises or any adjoining premises of the Landlord being wholly or partly destroyed or injured by any act or default of the Tenant whereby the Landlord's policy or policies of insurance thereon shall be vitiated the Tenant shall pay to the Landlord the cost of rebuilding or reinstating the same and the amount of such costs may be distrained for as if the same were rent in arrear

(29) To indemnify and keep indemnified the Landlord from and against all and every claim either from tenants of other parts of the Estate or of the Adjoining Property or from any other person arising in connection with the use and occupation of the Demised Premises by the Tenant and against all damage caused to any other part of the Estate or to the Adjoining Property by negligence or default of the Tenant or the Tenant's servants or agents

(30) Without prejudice to any other rights or remedies of the Landlord to pay interest on any rent or rents hereinbefore reserved or any other payments due from the Tenant to the Landlord under the terms hereof at the rate of Four per cent above base rate of Midland Bank Plc for the time being which shall be in arrears for the period of twenty one days





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         or more such interest to run from the date upon which the said rents or other payments become due or payable as aforesaid

(31) At all times to display and maintain a suitable sign showing the Tenant's trading name and business of a size and kind first approved by the Landlord at a point to be specified by the Landlord (such approval not to be unreasonably withheld or delayed)

(32) Not to cease carrying on in business in the Demised Premises (or leave the Demised Premises continuously unoccupied for more than one month) without:

(a)      notifying the Landlord and

(b) providing such caretaking or security arrangements as the Landlord shall reasonably require and the insurers shall require in order to protect the Demised Premises from vandalism theft damage or unlawful occupation and provided the Tenant pays any additional insurance premium

(33) Not to unload any goods or materials from vehicles and convey them into the Demised Premises except through the approved entrances provided for the purpose and not to cause congestion of adjoining parking areas or inconvenience to any other user of them

(34) Not to permit any vehicles belonging to the Tenant or any persons calling on the Demised Premises expressly or by implication with the authority of the Tenant to stand on the Estate roads or the pavements of them and to use its best endeavours to ensure that such persons shall not permit any vehicle to stand on any such road or pavement

(35) Not to place on the Estate or any part thereof or expose on the same for sale any goods or things whatsoever





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(36)     Not to commit any breach of planning control (such term to be construed as it is used in the Planning Acts) and to comply with the provisions and requirements of the Planning Acts that affect the Demised Premises whether as to the permitted user or otherwise and to indemnify both during or following the expiration of the Term and keep the Landlord indemnified against all liability whatsoever including the reasonable costs and expenses in respect of any contravention

(37) Not to allow dogs to roam the Estate and any dogs on the Estate must be kept on a lead

(38) Not to allow children upon the Estate unless under constant supervision of a responsible adult

3.       THE Landlord hereby covenants with the Tenant as follows:-

(1) Throughout the Term to keep the Demised Premises insured against loss or damage by fire and the Insured Risks in the full reinstatement value thereof together with two years loss of rent subject to such limitations that may from time to time be imposed by the Insurers and produce to the Tenant a copy of such policy within 14 days of a request

(2) That the Tenant paying the rents hereinbefore reserved and performing and observing the several covenants conditions and agreements herein contained and on its part to be performed and observed may peaceably hold and enjoy the Demised Premises during the Term without any interruption or disturbance from the Landlord or any person or persons lawfully claiming under or in trust for the Landlord

4.       PROVIDED ALWAYS and it is hereby agreed and declared as follows:-

(1) That if the rents hereinbefore reserved or any part thereof shall at any time be in arrear and unpaid for twenty one days after the same shall have become due (whether legally





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
         demanded or not) or if the Tenant shall at any time fail or neglect to perform or observe any of the covenants or agreements herein contained and on the Tenant's part to be performed and observed or if the Tenant for the time being shall become bankrupt or being a company shall enter into liquidation whether compulsory or voluntary (other than for the purpose of reconstruction or amalgamation) or if the Tenant for the time being shall enter into any arrangement or composition for the benefit of the Tenant's creditors or shall suffer any distress or execution to be levied on the Tenant's goods then and in any such case it shall be lawful for the Landlord or any person or persons duly authorised by the Landlord in that behalf to re-enter into and upon the Demised Premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to any right of action or remedy of the Landlord in respect of any antecedent breach by the Tenant of any of the covenants or agreements herein contained

(2) That if and so often as the Demised Premises shall be destroyed or damaged by fire or an Insured Risk (not caused by the wilful act or default of the Tenant) so as to become unfit for occupation or use for the purpose aforesaid the said rents or a just and proportionate part thereof according to the nature and extent of the damage sustained shall abate from the time of the destruction or damage until such time as the Demised Premises shall be rebuilt and reinstated or until the date of expiry of a notice of election by the Landlord under the proviso hereinafter contained PROVIDED FURTHER and it is a condition of this Lease that if through any cause whatsoever the Demised Premises shall be destroyed or so damaged as to become unfit for occupation or use for the purpose aforesaid without substantial rebuilding the Landlord may at the Landlord's discretion in lieu of rebuilding or reinstating the same elect to treat this Lease as at an end and re-enter upon the Demised Premises upon giving to the Tenant not less than one month's notice in writing of such election by the Landlord

(3) The Landlord has at the request of the Tenant made available a supply of water to a point within the Demised Premises such supply being made under the same terms and conditions as those then currently issued by the Water Authority or any such subsequent Authority that may be appointed such water supply shall be metered by the Landlord at the point of supply the Tenant paying unto the Landlord within fourteen days of notification the then current rate as charged by the Water Authority for a water supply and water consumed as registered on the Landlord's water meter

(4) The demise hereby made shall not be deemed to include and shall not operate to convey or demise any ways watercourses sewers drains lights liberties privileges easements rights or advantages whatsoever in through over or upon the other Land on the Estate or on the Adjoining Property other than the rights hereinbefore specifically demised AND the Landlord shall have power at all times without obtaining any consent from or making any compensation to the Tenant to deal as the Landlord may think fit with the other land on the Estate or on the Adjoining Property and to erect or suffer to be erected on the other land on the Estate or on the Adjoining Property any buildings whatsoever whether such buildings shall or shall not affect or diminish the light or air which may now or at any time or times during the Term be enjoyed by the Landlord or the other tenants or occupiers of the Demised Premises or any part thereof

(5) Nothing in this lease or in any consent granted by the Landlord under this lease shall imply or warrant that the Demised Premises may lawfully be used under the Planning Acts for the purpose authorised in this lease (or any purpose subsequently authorised)

(6) This lease embodies the entire understanding of the parties relating to the Demised Premises and to all the matters dealt with by any of the provisions of this lease

(7) The Tenant acknowledges that this lease has not been entered into in reliance wholly or part on any statement or representation made by or on behalf of the Landlord except any such statement or representation that is expressly set out in this lease

(8) Whilst the Landlord is a limited company or other corporation all licences consents approvals and notices required to be given by the Landlord shall be sufficiently given if given under the hand of a director the secretary or other duly authorised officer of the Landlord

(9) If after the Tenant has vacated the Demised Premises on the expiry of the Term any property of the Tenant remains in or on the Premises and the Tenant fails to remove it within 7 days after being requested in writing by the Landlord to do so or if after using its best endeavours the Landlord is unable to make such a request to the Tenant within 14 days from the first attempt so made by the Landlord:

         (a) the Landlord may as the agent of the Tenant sell such property and the Tenant will indemnify the Landlord against any liability incurred by it to any third party whose property shall have been sold by the Landlord in the mistaken belief held in good faith (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant

         (b) if the Landlord having made reasonable efforts is unable to locate the Tenant the Landlord shall be entitled to retain such proceeds of sale absolutely unless the Tenant shall claim them within 3 months of the date upon which the Tenant vacated the Premises and

         (c) the Tenant shall indemnify the Landlord against any damage occasioned to the Premises and any actions claims proceedings costs expenses and demands made against the Landlord caused by or related to the presence of the property in or on the Premises

(10) Any statutory right of the Tenant to claim compensation from the Landlord on vacating the Premises shall be excluded to the extent that the law allows

(11) The provisions of the Law of Property Act 1925 Section 196 as amended by the Recorded Delivery Service Act 1962 shall apply to the giving and service of all notices and documents under or in connection with this lease except that Section 196 shall be deemed to be amended as follows:-

         (a) the final words of Section 196(4) "and that service be delivered" shall be deleted and there shall be substituted "and that service shall be deemed to be made on the third Working Day after the registered letter has been posted" "Working Day" meaning any day from Monday to Friday (inclusive) other than Christmas Day Good Friday and any statutory bank or public holiday

         (b) any notice or document shall also be sufficiently served if sent by telex telephone facsimile transmission or any other means of electronic transmission to the party to be served and that service shall be deemed to be made on the day of transmission if transmitted before 4 p.m. on a Working Day but otherwise on the next following Working Day (as defined above)

5. THE Tenant hereby warrants that prior to the execution of this Lease it has disclosed to the Landlord in writing any conviction judgment or finding of any Court or Tribunal relating to the Tenant (or any Director other Officer or major shareholder of the Tenant) of such nature as to be likely to affect the decision of any insurer to grant or to continue insurance of the Estate against loss or damage by any of the insured risks

6. We certify that there is no Agreement for Lease to which this lease gives effect

         IN WITNESS whereof the parties hereto have executed this Deed the day and year first before written

                     THE FIRST SCHEDULE before referred to

                             Landlord's Fixtures

1 no mains isolator

1 no fuse board

2 no junction boxes

7 no switch fuse boxes

12 no power sockets 13 amp

3 no 8' double fluorescent

8 no 4' double fluorescent

1 no trip box

1 no standpipe - water

Floor size 30' x 30' mezzanine floor





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
                     THE SECOND SCHEDULE before referred to

                                  Regulations

 1. The Tenant shall be held liable for any proven misuse or negligence of the foul sewers (usage restricted to normal domestic effluent) with such costs incurred by the Landlord through the Tenant's misuse or negligence being recoverable from the Tenant

2. In no event shall the Tenant the Tenant's servants employees agents or invitees park vehicles within the curtilage of the Estate other than on
allotted parking bays as specified by the Landlord 3.       The Tenant shall
confine all its activities and the storage of waste and materials to within the confines of the Demised Premises

4. There shall be a maximum speed limit of twenty miles per hour on the whole of the Estate which must be observed by all users of motor vehicles

5. The Tenant shall comply with vehicles direction requirements in respect of the access road

                     THE THIRD SCHEDULE before referred to

                           Alterations and Additions

1. If the Tenant shall desire to make any alteration or addition to the Demised Premises it shall deliver to the Landlord plans and specifications of such proposed alterations or addition for approval by the Landlord's surveyor (such approval not to be unreasonably withheld or delayed) in respect of buildings or equipment reasonably required for the carrying out of the use permitted by this Lease (hereinafter called "the Works")

2. In the event that such approval shall be given in writing by the Landlord or its Surveyor and before commencing the Works the Tenant will:-

(a) at the expense of the Tenant obtain all necessary permissions and any other consents required for the carrying out of the Works from the relevant planning and other competent authorities under the Planning Acts and any other applicable statute and from the insurers and any other persons interested in the Premises and to deliver copies of the same to the Landlord

(b) obtain the approval in writing of the Landlord to any planning permission granted in respect of the Works such approvals not to be unreasonably withheld Provided That the Landlord may refuse to approve such planning permission on the grounds that any condition contained in it or anything omitted from it or the period referred to in it would in the reasonable opinion of the Landlord be or be likely to be prejudicial to the interest of the Landlord in the Premises or in any adjoining property whether during or following the expiration of the respective terms granted by the Lease

3.       The Tenant shall thereafter:-

(a) give written notice to the Landlord of the commencement of the Works and immediately they have been completed

(b) give written notice to the insurers of the Demised Premises of the commencement of the Works and to deliver a copy of such notice to the Landlord and to pay any increased or extra premium payable in consequence of the Works or the execution thereof and to comply with the requirements of such insurers

(c) comply with the terms and conditions laid down by the Institution of Electrical Engineers and with the regulations of the electricity supply authority insofar as any of the Works relate to alterations or additions to the electrical installation in the Demised Premises

(d) procure that the Works are undertaken by reputable contractors and in accordance with current codes of building practice

(e)      carry out and complete the Works:-

         (i) in a good and workmanlike manner with the best quality materials of their several kinds

         (ii) in compliance with all permissions consents licences and approvals required to be obtained for the Works and in accordance with the Planning Acts and any other applicable statute

         (iii)   in accordance with the plan and specification

         (iv) to the satisfaction of the Landlord and its surveyor or architect who shall have all necessary facilities for inspecting the progress of the Works and the quality of the materials and workmanship used therein

(f) take all necessary steps to prevent the execution of the Works from causing any annoyance inconvenience nuisance or disturbance to the Landlord and the owners or occupiers of any adjoining or neighbouring premises

(g) forthwith make good or procure the making good of all damage to any Adjoining Premises arising out of or incidental to the Works to the complete satisfaction of the Landlord

(h) at the end or sooner determination of the Term (including the period of any holding over or any extension or continuance whether by statute or common law) and if required to do so by the Landlord reinstate the Demised Premises and restore them to the same state and condition as they were prior to the execution of the Works such reinstatement and restoration to be carried out at the sole cost of the Tenant in a good and workmanlike manner with the best quality materials of their several kinds to the entire satisfaction of the Landlord and its surveyor or architect

(i) indemnify and keep indemnified the Landlord against all actions claims demands charges costs fees and expenses and liability whatsoever arising directly or indirectly out of the execution and completion of the Works and the reinstatement of the Demised Premises or by reason of any act or default of the Tenant or any person under its control

(j) pay all reasonable and proper costs charges fees and expenses and any value added tax thereon of the Landlord and its solicitor surveyor and architect arising out of or incidental to the approval of the plans specification and planning consent and inspection of the Works and the reinstatement and restoration of the Demised Premises

ORIGINAL

EXECUTED as a Deed by affixing the         )
Company Seal of NEWINGTON BRICKS           )
LIMITED in the presence of:-               )


                          Director  /s/ [illegible signature]





                          Secretary  /s/ [illegible signature]





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
                             SCHEDULE OF CONDITION
                    UNITS G5/G6 NEWINGTON INDUSTRIAL ESTATE

Background

The units measure approximately 30ft wide x 60ft deep with an eaves height of around 15ft, and are two intermediate units out of a total of seven units.

The building was constructed about 50 years or so ago being part of a brickmaking plant which ceased to operate in the late 1970s.

Between 1980 and 1985 the building was sub-divided into individual units by the construction of 215m thick party walls party walls and the provision of galvanised roller shutter doors to each unit with plywood infill panels above the door.

Conditions

The metal corrugated barrel roof is in good condition having been renewed in the early 1980s. The roof sheets have been painted with bituminous paint from time to time, which is now showing signs of requiring repainting. No rust is evident.

The brick party walls appear sound but the pointing is rough.

The rear wall comprises brickwork to about 2m height with an emergency exit built within, and metal PVC coated cladding above to eaves height, all in good condition.

The roller shutter door to front elevation has a wicket door and is in good working order and condition. There is an infill panel of brick about 15" wide with a metal personnel door housed within, the door being of average condition.

The door and fascia/window frame and joinery are in need of repainting although there is no evidence of paint peeling.

The internal concrete floor has been parched from time to time and is sound but only of average condition.

The mezzanine floor covers approximately half the ground floor area and is of a light construction with limited loading capabilities and is not suitable for use as a working area because of inadequate fire escape facility.

The electric circuits were overhauled in February 1994.

In general terms the building is in fair condition being mindful of its history.